SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 1999


                               Fingermatrix, Inc.
             (Exact name of Registrant as Specified in its Charter)

          New York                  0-9940                    13-2854686
(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                File No.)              Identification No.)


             249 North Saw Mill River Road, Elmsford, New York 10523
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (914) 592-5930

Item 8. Change in Fiscal Year

         On August 31, 1999, the Registrant determined that it would change its fiscal year from September 30 to December 31. The Registrant will report the transition period for the three months ended December 31, 1998 on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               FINGERMATRIX, INC.

Date:    September 13, 1999                /S/________________________________
                                              Lewis S. Schiller
                                              Chief Executive Officer